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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 13, 2003


                       Allegheny Technologies Incorporated
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       1-12001                 25-1792394
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


        1000 Six PPG Place, Pittsburgh, Pennsylvania          15222-5479
        --------------------------------------------          ----------
          (Address of principal executive offices)            (Zip code)


       Registrant's telephone number, including area code: (412) 394-2800




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Item 5. Other Events.

         On June 13, 2003, Allegheny Technologies Incorporated announced that it had arranged a $325 million four-year senior secured revolving credit facility syndicated by PNC Capital Markets, Inc. and J. P. Morgan Securities, Inc., the co-lead arrangers. This new facility, which replaces a $250 million unsecured facility, is secured by accounts receivable and inventory and will be used for general corporate purposes, including letters of credit. There are no borrowings currently outstanding under either the new or the former credit facility. A copy of the Revolving Credit and Security Agreement is filed herewith as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

        (c) Exhibits

        99.1       Revolving Credit and Security Agreement dated June 13, 2003





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ALLEGHENY TECHNOLOGIES INCORPORATED



                                     By:  /s/ Jon D. Walton
                                          -------------------------------------
                                          Jon D. Walton
                                          Senior Vice President, Chief Legal and
                                            Administrative Officer



Dated:  June 19, 2003



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                                  EXHIBIT INDEX


        99.1 Revolving Credit and Security Agreement dated June 13, 2003




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